Causeway International Opportunities Fund

Institutional Class (CIOIX)

Investor Class (CIOVX)

SUPPLEMENT DATED OCTOBER 16, 2014

TO THE PROSPECTUS DATED OCTOBER 15, 2014

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On October 15, 2014, the Causeway International Opportunities Fund (the “Fund”) converted from a “fund of funds” to a Fund making direct investments in securities. Effective as of the date hereof, the seventh paragraph under “Taxes” in the Prospectus is superseded and replaced in its entirety with:

If you buy shares when the Fund has earned or realized, but not yet distributed, ordinary income or net capital gains, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution. The Fund expects to pay significantly increased taxable distributions of net short-term capital gain (that is, the excess of short-term capital gains over short-term capital losses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) in 2014 due to its conversion on October 15, 2014 from a “fund of funds” structure to directly investing in portfolio securities. This is because when it converted, the Fund redeemed shares in underlying Causeway Funds that had appreciated from the time the Fund purchased the shares, causing the Fund to realize capital gain during 2014. Taxable investors receiving the distributions should be prepared to pay taxes on them (at ordinary income rates for the net short-term capital gain and, for non-corporate shareholders, at the 15% and 20% maximum rates mentioned above for the net capital gain). However, if you are investing in the Fund through a tax-advantaged retirement plan or account, or are a tax-exempt investor, there will be no tax consequences to you from those distributions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CCM-SK-022-0100